                                                                    EXHIBIT 99.4

Recording Requested By
and When Recorded, Return to:

Mayer, Brown & Platt
350 South Grand Avenue
25th Floor
Los Angeles, California  90071-1563
Attention:  Leslie T. Tedrow
(213) 229-9500

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- --------------------------------------------------------------------------------

                       FIFTH AMENDMENT TO BUILDING LEASE


     THIS FIFTH AMENDMENT TO BUILDING LEASE (this "Fifth Amendment") is entered
                                                   ---------------
into as of August 1, 1996, between CIBC INC., a Delaware corporation ("Lessor"),
                                                                       ------
and AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation ("Lessee").
                                                                      ------

                                    RECITALS
                                    --------

     A. For purposes of the financing by Lessor of the acquisition of a certain Building, Lessor and Lessee entered into a certain Building Lease, dated as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550954, in the Official Records of Santa Clara County, California, as amended by that certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720034, in Official Records of Santa Clara County, California (such Building Lease, as so amended, is referred to herein as the "First Amended Building Lease"), pursuant to which
                              ----------------------------
Lessor leases the Building (as defined therein) to Lessee and Lessee leases the Building from Lessor.

     B. The First Amended Building Lease was modified by a certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271738, in the Official Records of Santa Clara County, California (the "Second Amendment to Building Lease"), pursuant to
                               ----------------------------------
which Lessor financed certain renovations to the Building. The First Amended Building Lease, as amended by the Second Amendment to Building Lease, is referred to herein as the "Second Amended Building Lease."
                           -----------------------------

     C. The Second Amended Building Lease was modified by a certain Third Amendment to Building Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020001, in the Official Records of Santa Clara County, California (the "Third Amendment to Building Lease"). The Second
                                ---------------------------------
Amended

Building Lease, as amended by the Third Amendment to Building Lease, is referred to herein as the "Third Amended Building Lease."
                  ----------------------------

     D. The Third Amended Building Lease was modified by a certain Fourth Amendment to Building Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123502, in the Official Records of Santa Clara County, California (the "Fourth Amendment to Building Lease"). The Third
                               ----------------------------------
Amended Building Lease, as amended by the Fourth Amendment to Building Lease, is referred to herein as the "Fourth Amended Building Lease."
                           -----------------------------

     E.  Advanced Micro Devices, Inc., a Delaware corporation (the "Guarantor"),
                                                                    ---------
executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995 (the "Third
                                                                      -----
Restated Guaranty"), pursuant to which the Guarantor guarantied to Lessor the
- -----------------
obligations of Lessee under the Fourth Amended Building Lease and under the Fourth Amended Land Lease (defined below).

     F. The Third Restated Guaranty was modified by a certain First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, a certain Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996, a certain Third Amendment to Third Amended and Restated Guaranty, dated as of May 10, 1996, and a certain Fourth Amendment to Third Amended and Restated Guaranty, dated as of July 20, 1996. The Third Restated Guaranty, as amended, is referred to herein as the "Fourth Amended Guaranty."
                              -----------------------

     G. Lessee has requested certain modifications to the Fourth Amended Guaranty which will be incorporated into a certain Fifth Amendment to Third Amended and Restated Guaranty to be dated concurrently herewith (the "Fifth
                                                                      -----
Guaranty Amendment").  The Fifth Guaranty Amendment requires, as a condition
- ------------------
precedent to the effectiveness thereof, that the Lessee execute and deliver this Fifth Amendment. The Fourth Amended Guaranty, as amended by the Fifth Guaranty Amendment, is referred to herein as the "Fifth Amended Guaranty."
                                         ----------------------

     H. Concurrently herewith, Lessor and Lessee also are amending that certain Land Lease between Lessor and Lessee, dated as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550953, in the Official Records of Santa Clara County, California, as amended by (i) a certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720033, in the Official Records of Santa Clara County, California, (ii) a certain Second Amendment to Land Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271737, in the Official Records of Santa Clara County, California, (iii) a certain Third

Amendment to Land Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020000, in the Official Records of Santa Clara County, California, and (iv) a certain Fourth Amendment to Land Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123501, in the Official Records of Santa Clara County, California, (as so amended, the "Fourth Amended Land Lease"), pursuant to which Lessor leases to
              -------------------------
Lessee certain land described in Appendix 1 attached hereto.
                                 ----------

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows (terms used but not expressly defined herein shall have the meaning provided in the Fourth Amended Building Lease):

A.   MODIFICATIONS TO BUILDING LEASE

     Lessor and Lessee hereby amend the Fourth Amended Building Lease as follows:

     1. All references in the Fourth Amended Building Lease to "this Lease" or "the Lease" will hereafter refer to the Fourth Amended Building Lease as amended by this Fifth Amendment.

     2.  The definition of Land Lease is hereby deleted and replaced with the
                           ----------
following:

          Land Lease:  that certain Land Lease between Lessor and Lessee, dated
          ----------
     as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550953, in the Official Records of Santa Clara County, California, as amended by that certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720034, in the Official Records of Santa Clara County, California, and as further amended by a certain Second Amendment to Land Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271737, in the Official Records of Santa Clara County, California, and as further amended by a certain Third Amendment to Land Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020000, in the Official Records of Santa Clara County, California, and as further amended by a certain Fourth Amendment to Land Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123501, in the Official Records of Santa Clara County, California and as further amended by a certain Fifth Amendment to Land Lease, dated as of August 1, 1996.

     3.   Effective as of the date of this Fifth Amendment, the definition of

LIBO Rent is hereby deleted and replaced with the following:
- ---------

          LIBO Rent:  as of an Installment Date means the quotient of (1) the
          ---------
     product of (i) the Balance Due as of the beginning of the Quarterly Period in which such Installment Date falls (such Balance Due shall include the amount of any Advance made on the first day of such Quarterly Period), multiplied by (ii) the sum of 1.625% plus the rate obtained by dividing the LIBO Rate by a percentage equal to 100% minus the LIBO Reserve Percentage, multiplied by (iii) the number of actual days elapsed (including such Installment Date) in the Quarterly Period that includes such Installment Date, divided by (2) 360.

     As used herein, "LIBO Reserve Percentage" means the maximum reserve
                      -----------------------
     percentage applicable to Lessor for such Quarterly Period (or if more than one such percentage is applicable during such period, the daily average of such percentages for those days in such period during which each such percentage is applicable) under applicable law, including, without limitation, regulations issued from time to time by the Federal Reserve Board, for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including (x) eurocurrency liabilities in the amount of the above referenced portion of the Balance Due and having a maturity substantially the same as such Quarterly Period and (y) any other category of liabilities which includes deposits by reference to which the LIBO Rate is to be determined. Lessor shall submit a certificate to Lessee which shall set forth in reasonable detail the basis for, calculation of and the amount of LIBO Rent, which certificate shall be conclusive and binding for all purposes, absent manifest error.

     4. To the extent that the amendment to the definition of "LIBO Rent" becomes effective on any day other than the first day of any Quarterly Period (the "LIBO Rent Amendment Effective Date"), then for such Quarterly Period Basic
      ----------------------------------
Rent shall accrue at the LIBO Rent in effect immediately prior to the LIBO Rent Amendment Effective Date up until the day prior to such LIBO Rent Amendment Effective Date, and Basic Rent shall accrue for the remainder of such Quarterly Period at the LIBO Rent in effect on such LIBO Rent Amendment Effective Date (using the percentage 1.625% set forth in the definition of LIBO Rent in Section 3 above instead of the percentage 1.00% set forth in the Fourth Amended Building Lease, but continuing to use the same LIBO Rate as in effect prior to LIBO Rent Amendment Effective Date).

B.   AFFIRMATION OF STATUS OF BUILDING LEASE

     Except as amended by this Fifth Amendment, the Fourth Amended Building Lease is unchanged; and, as amended by this Fifth

Amendment, the Fourth Amended Building Lease is hereby ratified and affirmed, and remains in full force and effect.

C.   AMENDMENT FEE

     In consideration of this Fifth Amendment and and the Fifth Amendment to Land Lease, Lessee agrees to pay Lessor a one-time nonrefundable fee of $75,000 (the "Amendment Fee"). The Amendment Fee shall be paid by Lessee by wire
      -------------
transfer to an account to be specified by Lessor.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, all parties hereto have caused this Fifth Amendment to be duly executed as of the date first set forth above.

                           LESSOR:   CIBC INC., a Delaware corporation


                                     By /s/ Tom R. Wagner
                                        ---------------------------------
                                       Name:  Tom R. Wagner
                                       Title: Director



                           LESSEE: AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation


                                     By /s/ Marvin D. Burkett
                                        ---------------------------------
                                       Name:  Marvin D. Burkett
                                       Title: President, Chief Financial Officer
                                              and Treasurer



     Guarantor hereby consents to the foregoing amendment, and acknowledges and agrees that all references in the Fifth Amended Guaranty to the "Amended Building Lease" or to the "Amended Land Lease" will hereafter refer to such Amended Building Lease and Amended Land Lease, as the case may be, as respectively amended by this Fifth Amendment to Building Lease and by the Fifth Amendment to Land Lease between Lessor and Lessee. Except as modified by this paragraph, the Fifth Amended Guaranty is unmodified; and, except as modified by this paragraph, the Fifth Amended Guaranty remains in full force and effect and is hereby reaffirmed by the Guarantor.

Guarantor:

ADVANCED MICRO DEVICES, INC.


By: /s/ Marvin D. Burkett
   ---------------------------
Name:  Marvin D. Burkett
Title: Senior Vice President,
       Chief Financial and
       Administrative Officer
       and Treasurer
Date:  August 8, 1996

Reference is made to the Loan Agreement, dated as of December 17, 1993 (the "Loan Agreement"), between CIBC INC., a Delaware corporation, and THE LONG-TERM
 --------------
CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("Lender").  In accordance with
                                                 ------
Section 8(b) of the Loan Agreement, Lender hereby consents to the foregoing Fifth Amendment to Building Lease.

THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY



By: /s/ Genichi Imai
   ---------------------------
Name:  Genichi Imai
     -------------------------
Title: Joint General Manager
      ------------------------
Date:  August 1, 1996

                         ACKNOWLEDGEMENT FOR CIBC INC.


STATE OF California
         -------------
COUNTY OF San Francisco
          -------------

     On August 6, 1996, before me, Sally K. Danekas, personally appeared Tom R. Wagner, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that _he executed the same in h__ authorized capacity, and that by h__ signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.


                    Signature: /s/ Sally K. Danekas
                              -------------------------------


     [SEAL]

          ACKNOWLEDGEMENT FOR AMD INTERNATIONAL SALES & SERVICE, LTD.

STATE OF California
         -------------
COUNTY OF Santa Clara
          -------------

     On August 8, 1996, before me, Winona C. Orange, Notary, personally appeared Marvin Burkett, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                    Signature: /s/ Winona C. Orange
                              -----------------------------


     [SEAL]

                ACKNOWLEDGEMENT FOR ADVANCED MICRO DEVICES, INC.

STATE OF California
         -------------
COUNTY OF Santa Clara
          -------------


     On August 8, 1996, before me, Winona C. Orange, Notary, personally appeared Marvin Burkett, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.


                    Signature: /s/ Winona C. Orange
                              --------------------------------


     [SEAL]

                              ACKNOWLEDGEMENT FOR
             THE LONG-TERM CREDIT BANK OF JAPAN, LOS ANGELES AGENCY

STATE OF California
         -------------
COUNTY OF Los Angeles
          -------------


     On August 1, 1996, before me, Albina Lovasz, Notary Public, personally appeared Genichi Imai, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                            Signature: /s/ Albina Lovasz
                                      -------------------------------


     [SEAL]

                                   APPENDIX 1

                           Legal Description of Land

The land referred to herein is situated in the State of California, County of Santa Clara, City of Sunnyvale and is described as follows:

Parcel A as shown upon that certain Parcel Map filed for Record February 26, 1975 in the Office of the Recorder, County of Santa Clara, in Book 351 of Maps at Pages 54 and 55.

APN: 205-22-020, 021
ARB: 206-60-015, 018, 035, 042, 014, 013, 012, 053, 052, 057